Exhibit 99.1

Q4 2015 Investor Presentation

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to successfully convert core operating systems, at the estimated cost, without significant business interruption and to realize the anticipated benefits; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA Successful loan growth strategies with quality loan originations of $1.0 billion per year Maintaining excellent credit quality YTD Non 310-30 loan charge-offs of just 12 basis points Profitability emerging through the accounting “noise” on the path to 1% ROATA Terminated FDIC loss-share agreements during Q4 2015 Opportunistic manager of capital Successfully repurchased 42% of shares ($440mm) since early 2013 at a weighted average price of $19.88 Disciplined acquirer with future opportunities Stock Price/52-Week Range $19.46/$17.69-$23.55 2015 Total Shareholder Return - NBHC - KRX Index - SNL Bank & Thrift Index 11.2% 6.0% 2.2% TBV/Share (Current/With Excess Accretable Yield2) $18.22 / $19.43 Market Cap $591mm Assets $4.7bn Loans $2.6bn Deposits $3.8bn Banking Centers (Pro forma for Q2 2016 consolidations – 90) 97 YTD ROATA Reported/Adjusted1 0.17%/0.54% Excess Capital (9% Tier 1 Leverage Ratio – Long-term target) $135mm NBHC 4Q15 Snapshot Note: Market and share repurchase data through 26-Jan-16; financial information as of and for the quarter ended 31-Dec-15. ¹ See non-GAAP reconciliation in appendix. 2 4Q15 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $1.21 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Company Overview A Foundation for Growth

Investment Highlights Successfully rebuilding failed banks with organic growth strategy: Record loan originations of $967 million in 2015, increase of 11% over prior year Client driven deposit base of $4 billion, led by 10% YoY transaction deposit growth Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs YTD 2015 adjusted ROATA of 0.54%1 Goal of 1% ROATA Attractive low-risk profile Expertise in mergers and acquisitions with future opportunities Single, scalable operating platform capable of handling future growth Demonstrated opportunistic manager of capital Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

Strategic Execution Highlights Increasing Loan Originations $967 million 2014: $869 million 2013: $714 million 2012: $434 million Loan Growth 32% $535 million Originated Loan Growth DDA Growth 13% $98 million Average DDA Growth Low Net Charge-Offs 12 bps Buybacks $440 million 42% Shares repurchased since early 2013 @ average price of $19.88 Accelerated organic growth Deeper market penetration to accelerate loan growth Relationship banking focused strategies Expanded specialty banking teams Decreased non-strategic loans $82 million (41%) from prior year Expanded efficiency initiatives Completed core system conversion in 4Q 2015, saving $4+ million/year Consolidated 9 banking centers & 32 retirement centers since inception, plus 7 banking centers to be consolidated in 2Q 2016 Exited OCC Operating Agreement and converted to state-chartered bank Terminated FDIC loss-share agreements Managed capital opportunistically Repurchased $440 million of shares at a weighted average price of $19.88 Completed Pine River Valley Bank acquisition, recognizing $1.0 million bargain purchase gain (2015) (2015) (2015) (2015)

Strategic Execution Highlights

- Accelerated organic growth
  - Deeper market penetration to accelerate loan growth
  - Relationship banking focused strategies
  - Expanded specialty banking teams
  - Decreased non-strategic loans $82 million (41%) from prior year
- Expanded efficiency initiatives
  - Completed core system conversion in 4Q 2015, saving $4+ million/year
  - Consolidated 9 banking centers & 32 retirement centers since inception, plus 7 banking centers to be consolidated in 2Q 2016
  - Exited OCC Operating Agreement and converted to state-chartered bank
  - Terminated FDIC loss-share agreements
- Managed capital opportunistically
  - Repurchased $440 million of shares at a weighted average price of $19.88
  - Completed Pine River Valley Bank acquisition, recognizing $1.0 million bargain purchase gain

Increasing Loan Originations
$967 million (2015)

2014: $869 million 2013: $714 million 2012: $434 million

Loan Growth
32% (2015)

$535 million
Originated Loan Growth

DDA Growth
13% (2015)

$98 million
Average DDA Growth

Low Net Charge-Offs
12 bps (2015)

Buybacks
$440 million

42% Shares repurchased since early 2013 @ average price of $19.88

6

National Bank Holdings CORPORATION

Originated portfolio has excellent credit quality with 0.12% non 310-30 net charge-offs YTD 2015 Relationship banking model with a focus on the markets we serve Total loans grew 20% over prior year Strategic loans grew 26% YoY from Q4 2014 Total Loan Composition Total Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic 129% (90)% Commercial Related 72% Inflection Point (Total $ in millions) (Total $ in billions) 1Loans acquired from failed banks $1,189 $711 $350 $202 $120 4QE11 4QE12 4QE13 4QE14 4QE15 $518 $1,083 $1,643 $2,179 $604 $421 $318 $289 $1,080 $1,122 $1,504 $1,961 $2,468 4QE11 4QE12 4QE13 4QE14 4QE15 Originated Acquired¹ $158 $518 $1,083 $1,645 $2,180 $2,116 $1,315 $771 $517 $408 $2.3 $1.8 $1.9 $2.2 $2.6 4QE11 4QE12 4QE13 4QE14 4QE15 Originated Acquired¹ C & I 35% Energy 6% Agriculture 6% Own. Occ . 8% CRE 17% Resi 27% Consumer 1% $228 $482 $712 $785 $206 $232 $157 $182 $434 $714 $869 $967 FY12 FY13 FY14 FY15 Commercial Related Consumer Related ($ in millions)

Loans Credit Quality ($2.6 Billion Outstanding) Portfolio Characteristics Strong Credit Quality of Originated Loans Non-Accrual Loans NA’s/Originated Loans $ in millions 1Includes owner-occupied CRE. Consumer, 27.7% Non Owner-Occupied CRE, 17.1% Commercial & Industrial1, 55.2% YTD non 310-30 net charge offs of 12 bps FY 2014 non 310-30 net charge-offs of 6 bps No single industry sector can exceed 15% of the total loan exposure Commercial loans originated YTD: Average funding of $1.6 million Average commitment, including unused, of $1.8 million Residential loans originated YTD: Average FICO of 764 Average LTV of 62% Average funding per loan of $147k Top 25 originated relationships: Average funded balance of $16.1 million Average commitment of $23.1 million Energy loans were 5.7% of total loans, 3.4% of earning assets 10% 6% 6% 6% 3% 3% 3% 3% 2% 1% 1% 11% 3% 3% 3% 1% 1% <1% 5% 25% 2% 1% 1 $1.1 $0.9 $0.9 $0.7 $0.9 $1.2 $13.5 $12.7 0.25% 0.16% 0.14% 0.09% 0.09% 0.10% 1.00% 0.83%

$147 Million Energy Portfolio Energy Portfolio Profile 5.7% of loans, 3.4% of earning assets, 28.3% of Bank tier 1 capital Decreased $29 million or 16% from prior year end Granular - $5.2mm avg. balance per relationship Energy Production and Midstream sectors are performing well with no non-performing loans Energy Services under stress and there are two non-performing clients with $12.0 million funded The implied allowance for loan losses is 2.65% of energy sector loan balances Client capital and liquidity, as well as loan structures, are mitigating continued stress from depressed oil and gas prices Prudent Energy Banking Approach Disciplined energy lending Clients selected based on strong balance sheets, low leverage and management quality We maintain monthly monitoring for clients in this sector Experienced energy banking team Specialized and experienced bankers Specialized and experienced underwriters In-house petroleum geologist Energy Production – Loans to companies engaged in exploration and production Clients governed by borrowing base against proved reserves Average utilization of 48% against lines Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas Well capitalized, low leverage Take or pay contracts, sustainable cash flows Secured by plant and equipment Energy Services – Companies that provide products and services to oil/gas companies Asset-based lending structures Secured by accounts receivable, inventory, and equipment Energy Midstream 41% Energy Services 19% Energy Production 40%

Attractive $203 Million of 310-30 Loan Pools Strong Asset Credit Quality Provision for Loan Losses on Non 310-30 Loans Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses Nonperforming Non 310-30 Loans Nonperforming Assets Strong Credit Quality on $2.4 Billion of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date 6.57% 4.96% 1.86% 1.59% 1.55% 1.91% 1.81% Nonperforming Loans OREO Repossessions 2.81% .68% .57% .58% .72% 1.24% 1.08% Non-accrual TDRs on Non-accrual $ 228.3 $ 24.4 $ 203.9 Inc. in Accretable Yield (Recog. Over Time) Impairments (310-30 Provision) Net Economic Impact .79% .27% .06% .12% 1.06% .80% .90% 1.09% $9 $4 $7 $12 $(8) $(5) $(2) $(4) $1 $2 $1 $1 $2 $1 $6 $9 FY12 FY13 FY14 FY15 Provision Charge Offs Recoveries Change in Allowance 1.09% .25% .36% .51% FY12 FY13 FY14 FY15 Specific Reserve Collectively Evaluated Provision for Loan Losses as a % of Non 310 - 30 Loans

Deposit Composition Cost of Deposits Strong Transaction Deposit Growth ($ in millions) Average Transaction Deposits & Repos1 Average Time Deposits1 Growing Low Cost Transaction Accounts 17% (58)% (69) bps YTD Average transaction deposits and client repurchases increased $237.9 million from 2014, or 9.5% YTD Average deposits decreased by $140.6 million YoY as the focus on a client driven deposit base continues Mix of transaction deposits improved to 68.9% from 64.0% in 2014 Client deposits and client repurchase agreements comprised 97.8% of total liabilities 1Represents QTD deposit averages. 1.05% 0.64% 0.41% 0.37% 0.36% FY11 FY12 FY13 FY14 FY15 $2,258 $2,402 $2,453 $2,520 $2,638 $2,932 $1,833 $1,544 $1,376 $1,223 24% 29% 28% 30% 33% 21% 29% 33% 34% 36% 33% 27% 25% 23% 20% 22% 15% 14% 13% 11% $5,063 $4,201 $3,838 $3,766 $3,841 YE11 YE12 YE13 YE14 YE15 Demand & NOW Savings & MM Retail Time Jumbo Time 64% Non - Time 58% Non - Time 61% Non - Time 69% Non - Time 45% Non - Time

Financial Overview

Grew total loans by $64.5 million, or 10.1% annualized, driven by $238.1 million in fourth quarter originations offset by higher than normal pay-downs. Strategic loans at December 31, 2015 increased a strong $507.2 million, or 25.9% since December 31, 2014 on the strength of $966.9 million in loan originations. Total loans ended 2015 at $2.6 billion, a 19.7% increase since December 31, 2014. Net charge-offs in the non 310-30 portfolio were 0.09% of average non 310-30 loans during the fourth quarter and totaled 0.12% for the full year. Successfully exited $23.5 million of the remaining non-strategic loan portfolio, a strong 65.1% annualized. Non-strategic loans decreased $81.9 million for the full year, or 40.6%, to just $119.8 million at December 31, 2015. Added a net $2.7 million to accretable yield for the acquired loans accounted for under ASC 310-30. Average transaction deposits increased $46.6 million, or 7.1% annualized, while cost of deposits remained flat at 0.35%. Average demand deposits continued solid growth, adding $15.1 million, or 7.4% annualized, while total deposits remained relatively flat as higher-cost time deposits declined. Net interest income totaled $39.9 million, a $1.2 million increase from the prior quarter. Exited loss-share agreements with the FDIC resulting in a $4.9 million gain. Banking related non-interest income totaled $8.6 million, increasing $0.3 million, or 13.7% annualized. Non-interest expenses increased $3.6 million, or 9.2%, from the prior quarter driven by one-time expenses related to the core system conversion and efficiency initiatives. Successfully completed bank charter conversion from a national association to a Colorado state-chartered bank. At December 31, 2015, tangible common book value per share was $18.22 before consideration of the excess accretable yield value of $1.21 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Fourth Quarter 2015 Results Summary

Noise from FDIC loss-share agreements terminated during Q4 2015 Reaching revenue inflection point as originated loans are outpacing the impact of decreasing 20% yielding ASC 310-30 acquired loans ($13.6 million decrease 2014 to 2015) Expenses managed down every year; 2012 totaled $210 million, down to $158 million in 2015 with guidance to low $140s in 2016 Building the Path to 1% ROATA Reported and Adjusted1 ROATA Reported and Adjusted1 Diluted EPS Adjusted1 Efficiency Ratio FTE Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 1 Adjusted calculations exclude the impacts of FDIC indemnification asset amortization/ gain on termination of FDIC agreement, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income , bargain purchase gain, problem asset workout expense, warrant income/expense, contract termination expenses, severance expenses, core system conversion-related expenses, acquisition-related one time expenses, banking center consolidation related expenses and the applicable tax impacts. 0.26% 0.17% 0.40% 0.37% 0.66% 0.54% FY14 FY15 Reported Adjusted $0.22 $0.14 $0.45 $0.51 $0.67 $0.65 FY14 FY15 Reported Adjusted 85.82% 85.55% 72.13% 73.68% FY14 FY15 Reported Adjusted

Non 310-30 Loans $2,588mm 92% 310-30 Loan Pools $203mm 8% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet 38% of total assets are in cash and securities (low-risk, high-quality agency residential MBS and CMOs) Low risk-weighted assets to average assets ratio of 65% 98% of total liabilities composed of client deposits and repos Capital is strictly composed of common equity Loan Portfolio 16% of current portfolio was fair value marked at acquisition 8% are in accounting loan pools that are re-measured quarterly Note: Data as of 31-Dec-2015. Total Loans: $2.6bn ($ in millions) ($ in billions) Originated $2,182 Non 310 - 30 Acquired $205 ASC 310 - 30 $203 Originated 84% Acquisition Marked 16% 34% 38% 45% 56% 43% 50% 42% 34% 14% 4% 5% 4% 9% 8% 8% 7% 4Q12 4Q13 4Q14 4Q15 Loans Investment Securities Cash Other Assets $ 4.8bn $4.9bn $5.4bn $ 4.7bn

31-Dec 14 31-Dec 15 Book Value Available-for-Sale $ 1,484 $1,168 Held-to-Maturity 516 416 "Locked-in" Gains (HTM) 15 11 Total Book Value $ 2,015 $1,596 Available-for-Sale Unrealized Gains / (Losses) (5) (11) Held-to-Maturity Unrealized Gains / (Losses) 4 1 Fair Market Value of Portfolio $ 2, 014 $1,586 Portfolio Yield (Spot) 2.13% 2.15% Portfolio Duration 3.2 3.4 Weighted-Average Life 3.4 3.6 Investments by Asset Class1 (4Q15) Portfolio Summary1 ($ in millions) ¹ Excludes $27mm and $22mm of FHLB / FRB stock as of 31-Dec-14 and 31-Dec-15 respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P. 100% of portfolio AAA rated or U.S. agency backed2 Stable duration of 3.4 years OCI fluctuations minimized by 27% of portfolio in Held-To-Maturity Using cash flows to fund loan growth Conservative Investment Portfolio 21% 6% 72% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate

. 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 Net Interest Income Sensitivity (0.88)% 2.94% 4.72% (1.33)% 3.13% 5.81% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Change Interest Rate Shock 31-Dec-14 31-Dec-15

Net Interest Margin1 ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for FY13, FY14, FY15, 1Q15, 2Q15, 3Q15, and 4Q15 were $0, $930, $2,695, $395, $550, $822 and $928 thousand, respectively. Strong Yields on Loan Portfolio Emerging Profitability Net Interest Income Replacing High-Yielding Purchased Loans with Originations P&L Metrics ($ in millions) Q4 2015 net interest income totaled $39.9 million, a $1.2 million increase over prior quarter Net interest margin widened to 3.73%, a 19 basis point increase from prior quarter Higher Q4 2015 yields driven by $1.0 million of accelerated 310-30 accretion and other accelerated discounts on acquired loans 18 basis point increase in the yield on interest earning assets QTD, to 4.05% from 3.87% prior quarter 3.81% 3.85% 3.60% 3.59% 3.53% 3.54% 3.73% FY13 FY14 FY15 1Q15 2Q15 3Q15 4Q15 $179.0 $170.2 $156.9 $39.5 $38.8 $38.7 $39.9 FY13 FY14 FY15 1Q15 2Q15 3Q15 4Q15 12.35% 16.82% 19.00% 19.05% 19.32% 19.50% 22.03% 5.50% 4.41% 4.11% 4.16% 4.23% 4.02% 4.06% FY13 FY14 FY15 1Q15 2Q15 3Q15 4Q15 310-30 Loans Non 310-30 Loans¹

Non-Interest Income & Expense 1 Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization/ gain on termination of FDIC agreement, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and bargain purchase gain. 2 Other expenses include: IPO expenses, banking center consolidation charges, contract termination accrual, core system conversion-related expenses, acquisition-related expenses, severance expense and change in fair value of warrant liability. ($ in millions) Annual Non-Interest Expense Reported and Adjusted Non-Interest Income1 $174 $163 $151 $147 $29 $17 $(2) $5 $7 $4 $1 $6 $210 $184 $150 $158 FY12 FY13 FY14 FY15 Operating Problem Asset Workout Other² $ 37.4 $ 20.2 $(1.7) $ 21.4 $ 31.2 $ 30.2 $ 30.4 $ 33.0 13.3% 14.4% 15.1% 17.4 % FY12 FY13 FY14 FY15 Non-interest income Adjusted NII Adj. Fee Income Ratio

Looking Ahead

Path to 1% ROATA 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents 4Q15 YTD adjustments to ROATA. FDIC indem asset negative amortization ending in Q4 2015 FDIC loss share ended Reduction in work-out expenses Ramp-up of loan production Maintain low cost of funds Fee business initiatives Strong credit quality Maintain focus on expenses Higher yielding acquired loans run-off Securities run-off reinvested into loans Organic Earnings Potential 0.17 % YTD 4Q 2015¹ FDIC Accounting Noise & Workout Expenses Organic Growth Non-Strategic Loans & Investment Securities Pro Forma 0.54% 1,2 Target ROATA of 1.00% 0.37%

Fully Levered Targets Assets ~$8bn–$10bn Efficiency Ratio <60% ROATA >1.00% ROATCE 12%–14% Dividend Payout Ratio 25% Tier 1 Leverage 9% Key Financial Targets

Investment Highlights 1Please refer to the appendix for a reconciliation of non-GAAP financial measures. Successfully rebuilding failed banks with organic growth strategy: Record loan originations of $967 million in 2015, increase of 11% over prior year Client driven deposit base of $4 billion, led by 10% YoY transaction deposit growth Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs YTD 2015 adjusted ROATA of 0.54%1 Goal of 1% ROATA Attractive low-risk profile Expertise in mergers and acquisitions with future opportunities Single, scalable operating platform capable of handling future growth Demonstrated opportunistic manager of capital Experienced and respected management team and board of directors

Appendix

Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (33 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (30 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (35 years in banking) NBHC Management Team Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (19 years in legal and banking)

Title Past Experience Name Tim Laney Chairman, President and CEO Senior EVP and Head of Business Services of Regions Financial EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director Chairman, President and Chief Executive Officer of Mellon Financial President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee Senior Managing Director at Ernst & Young Corporate Finance LLC Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Banking and Securities Commissioner for the State of Colorado President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee EVP and Director of Mergers and Acquisitions of BB&T President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

Key Statistics by MSA Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-15. Front Range unemployment based on a weighted average unemployment and 2016 population for each MSA. ¹ HHI projections based on current dollar values (inflation adjusted). 2 FHFA home price index based on quarterly all-transaction data as of 30-Sep-15. 3 Based on U.S. Top 20 MSAs, population weighted (determined by population). Our Markets are Attractive U.S. 2016 Population (mm) 322.4 2.8 4.5 2.1 Population CAGR (‘16-’21E) 0.7% ü 1.5% ü 1.5% 0.6% 2016 Median Household Inc. $55.6K ü $66.7K ü $65.7K ü $59.0K Household Income Growth (‘16-’21E) ¹ 7.8% ü 8.2% ü 8.4% 7.0% # of Businesses (000s) - 114.9 182.7 76.0 Unemployment Rate (Nov-15) 4.8% ü 3.2% ü 3.3% ü 3.9% 2014 Real GDP per Capita $52.5K ü $61.9K ü $58.1K ü $54.1K Real GDP Growth (’09-’14) 10.3% ü 13.6% ü 14.1% 8.1 % Home Price Index 5yr ² 19.9% ü 38.8% ü 33.6% 6.3 % Building Permit 5yr CAGR (’09-’14) 12.2% ü 31.0% ü 31.6% ü 19.1 % Branch Penetration (per 100k people) 28.7 ü 23.4 ü 24.3 33.8 Top 3 Combined Deposit Market Share 55% ³ 54% 53% ü 42% Denver, CO Front Range Kansas City, MO Banks Demographics Economics ü ü ü Equal or Better Than U.S. Average

Disciplined Acquirer with Future Opportunities M&A Focus Target Geographies Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO Excess capital of $135mm¹ Management team experienced with M&A Completed Acquisition of Pine River Valley Bank Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 24 $ 50.3 15 $ 30.5 $500mm-$1bn 33 23.6 32 22.7 $250mm-$500mm 88 30.4 88 30.4 Total Opportunities 145 $104.3 135 $83.6 Source: SNL Financial 1 Based on a target 9% tier 1 leverage ratio. 2 Financial information as of 31-Dec-2015. Includes opportunities in CO, KS, and MO. Banks Specialty finance / asset generators Wealth management / trust Banking center networks Reasonable TBV dilution, earnings contribution, IRR criteria Well Positioned For Growth Strong Southwest Colorado markets with attractive fill-in locations Clean bank with $142mm in assets 1x TBV price, $9.5mm cash deployment, <2 year TBV earn-back Closed August 1, 2015 with a bargain purchase gain of $1.0mm, 2015 results consistent with TBV earn-back projections 49

GUIDE TO COMMON SENSE BANKING OUR PROMISE BANK WITH COMMON SENSE NBH Bank champions a new era of common sense banking by building relationships with local communities as the accountable, straight-shooting and insightful alternative to big box banking-as-usual. HOW WE DELIVER ON OUR PROMISE WE PUT PEOPLE FIRST Our people are our greatest asset. Our clients are at the heart of everything we do. Knowing our clients, their names, visions, their dreams and realties. WE FOCUS ON NEEDS-BASED SOLUTIONS Helping clients find the products and services they need rather than just the ones the bank wants to sell. Building long-term relationships to serve the total client. WE VALUE SIMPLICITY Decisions made quickly and clearly with a local team and not a lot of rigmarole. Streamlined processes that champion innovation. WE BELIEVE IN COMMUNITY BUILDING Acting with local insight into individuals and businesses. Giving back through financial education, workface development and quality housing. WE DELIVER STRAIGHT TALK No jibber jabber or bank babble. No smoke and mirrors or passing the buck. Common sense conversations that add value. WHO WE’RE HERE TO SERVE HOW WE TALK OUR CORE VALUES WE’RE STRAIGHT-SHOOTING AND FRIENDLY WITH A TOUCH OF WIT. INTEGRITY TEAMWORK MERITOCRACY CITIZENSHIP BIG BOX BANK REFUGES: Disconnect, defiant and self-reliant, our clients are savvy enough to reject the sad state of banking today, and find the bank where they know they count. They may remember a time when banking was different or just instinctively know that they deserve better. They are determined to succeed, and know they will have a much better chance of doing so somewhere where they are not just a number.

($ in millions) Reconciliation of Non-GAAP Measures 31-Dec-14 30-Sep-15 31-Dec-15 31-Dec-14 31-Dec-15 Net income 2.3 $ 1.6 $ 3.3 $ 9.2 $ 4.9 $ Add: impact of core deposit intangible amortization expense, after tax 0.8 0.9 0.8 3.3 3.3 Net income adjusted for impact of cored deposit intangible amortization expense, after tax 3.1 $ 2.5 $ 4.1 $ 12.5 $ 8.2 $ Average assets 4,846.4 $ 4,819.5 $ 4,723.1 $ 4,867.9 $ 4,831.1 $ Less: average goodwill and intangible assets 71.1 66.6 65.0 73.1 66.6 Average tangible assets (non-GAAP) 4,775.3 $ 4,752.9 $ 4,658.1 $ 4,794.8 $ 4,764.5 $ Average shareholders' equity 808.6 $ 663.2 $ 622.2 $ 860.7 $ 701.5 $ Less: average goodwill and intangible assets 71.1 66.5 65.0 73.1 66.6 Average tangible common equity (non-GAAP) 737.5 $ 596.7 $ 557.2 $ 787.6 $ 634.9 $ Return on average assets 0.19% 0.13% 0.28% 0.19% 0.10% Return on average tangible assets (non-GAAP) 0.26% 0.21% 0.36% 0.26% 0.17% Return on average equity 1.12% 0.98% 2.13% 1.07% 0.70% Return on average tangible common equity (non-GAAP) 1.66% 1.64% 2.97% 1.58% 1.29% Interest income 46.3 $ 42.3 $ 43.5 $ 184.7 $ 171.4 $ Add: impact of taxable equivalent adjustment 0.3 0.8 0.9 0.9 2.7 Interest income, fully taxable equivalent (non-GAAP) 46.6 $ 43.1 $ 44.4 $ 185.6 $ 174.1 $ Net interest income 42.6 $ 38.7 $ 39.9 $ 170.2 $ 156.9 $ Add: impact of taxable equivalent adjustment 0.3 0.8 0.9 0.9 2.7 Net interest income, fully taxable equivalent (non-GAAP) 42.9 $ 39.5 $ 40.8 $ 171.1 $ 159.6 $ Average earning assets 4,395.1 $ 4,423.3 $ 4,348.5 $ 4,446.9 $ 4,439.1 $ Yield on earning assets 4.18% 3.79% 3.97% 4.15% 3.86% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.21% 3.87% 4.05% 4.17% 3.92% Net interest margin 3.84% 3.47% 3.64% 3.83% 3.54% Net interest margin, fully taxable equivalent (non-GAAP) 3.87% 3.54% 3.73% 3.85% 3.60% As of and for the Years Ended As of and for the Three Months Ended

($ in millions) Reconciliation of Non-GAAP Measures (cont’d) 31-Dec-14 30-Sep-15 31-Dec-15 31-Dec-14 31-Dec-15 Net interest income 42.6 $ 38.7 $ 39.9 $ 170.2 $ 156.9 $ Add: impact of taxable equivalent adjustment 0.3 0.8 0.9 0.9 2.7 Adjusted net interest income, fully taxable equivalent (non-GAAP) 42.9 $ 39.5 $ 40.8 $ 171.1 $ 159.6 $ Non-interest (expense) income (5.1) $ 3.8 $ 15.4 $ (1.7) $ 21.4 $ Gain on sale of previously charged-off acquired loans (0.1) (0.1) (0.5) (0.7) (0.6) Impact of OREO related write-ups and other income (1.0) (0.2) (1.5) (3.8) (2.4) Bargain purchase gain - (1.0) - - (1.0) FDIC indemnification asset amortization/gain on termination 7.9 5.8 (4.9) 27.7 15.9 FDIC loss sharing income (expense) 6.3 0.0 - 8.8 (0.3) Adjusted non-interest income (non-GAAP) 8.0 $ 8.3 $ 8.5 $ 30.3 $ 33.0 $ Non-interest expense adjusted for core deposit intangible asset amortization 31.8 $ 37.3 $ 40.9 $ 144.7 $ 152.6 $ Impact of change in fair value of warrant liabilities 0.2 0.5 (0.5) 2.9 (0.1) Problem asset workout expense 8.5 (1.6) (1.4) 1.9 (4.5) Banking center closure related expenses - - (0.3) - (1.4) Contract termination expense (4.1) - - (4.1) - Severance expenses - - (1.0) - (1.0) Conversion related expenses - (0.7) (1.7) - (3.0) Acquisition related expenses - (0.5) (0.2) - (0.7) Adjusted non-interest expense (non-GAAP) 36.4 $ 35.0 $ 35.8 $ 145.4 $ 141.9 $ Efficiency ratio 84.91% 87.93% 73.82% 85.82% 85.55% Efficiency ratio (fully taxable equivalent) (non-GAAP) 84.19% 86.25% 72.61% 85.35% 84.28% Adjusted efficiency ratio (fully taxable equivalent) (non-GAAP) 71.58% 73.25% 72.34% 72.13% 73.68% FY12 FY13 Non-interest income 37.4 $ 20.2 $ Add: FDIC indemnification asset amortization 13.8 19.0 Add: FDIC loss sharing expense (12.1) (2.8) Less: gain on sale of previously charged-off acquired loans (4.3) (1.4) Less: impact of OREO related write-ups and other income (2.9) (4.8) Less: impact of gain on sale of securities (0.7) - Adjusted non-interest income (non-GAAP) 31.2 $ 30.2 $ As of and for the Years Ended As of and for the Three Months Ended

($ in millions, except per share) Reconciliation of Non-GAAP Measures (cont’d) 31-Dec-14 30-Sep-15 31-Dec-15 31-Dec-14 31-Dec-15 Adjustments to diluted earnings per share: Income per share - diluted 0.06 $ 0.05 $ 0.11 $ 0.22 $ 0.14 $ Adjustments to diluted earnings per share (non-GAAP) (1) 0.13 0.12 0.05 0.45 0.51 Adjusted diluted earnings per share (non-GAAP) 0.19 $ 0.17 $ 0.16 $ 0.67 $ 0.65 $ Adjustments to return on average tangible assets: Annualized adjustments to net income (non-GAAP) (1) 21.4 $ 15.1 $ 5.7 $ 19.1 $ 17.6 $ Divided by: average tangible assets (non-GAAP) 4,755 4,753 4,658 4,795 4,765 Adjustments to return on average tangible assets (non-GAAP) 0.45% 0.31% 0.12% 0.40% 0.37% Return on average tangible assets (non-GAAP) 0.26% 0.21% 0.36% 0.26% 0.17% Adjusted return on average tangible assets (non-GAAP) 0.71% 0.52% 0.48% 0.66% 0.54% Adjustments to net income: Net income 2.3 $ 1.6 $ 3.4 $ 9.2 $ 4.9 $ Adjustments to net income (non-GAAP) (1) 5.4 3.8 1.4 19.1 17.6 Adjusted net income (non-GAAP) 7.7 $ 5.4 $ 4.8 $ 28.3 $ 22.5 $ (1) Adjustments Non-interest income adjustments: Gain on recoveries of previously charged-off acquired loans (0.1) $ (0.1) $ (0.5) $ (0.7) $ (0.6) $ OREO related write-ups and other income (1.0) (0.2) (1.5) (3.8) (2.4) Bargain purchase gain - (1.0) - - (1.0) FDIC indemnification asset amortization/ gain on termination 7.9 5.8 (4.9) 27.7 15.9 Other FDIC loss sharing expense (income) 6.3 - - 8.8 (0.3) Total non-interest income adjustments (non-GAAP) 13.1 $ 4.5 $ (6.9) $ 32.0 $ 11.6 $ Non-interest expense adjustments Problem asset workout expense 8.5 $ (1.6) $ (1.4) $ 1.9 $ (4.5) $ Impact of change in fair value of warrant liabilities 0.2 0.5 (0.5) 2.9 (0.1) Contract termination expense (4.1) - - (4.1) - Severance expenses - - (1.0) - (1.0) Banking center closure related expenses - - (0.3) - (1.4) Conversion related expenses - (0.7) (1.7) - (3.0) Acquisition related expenses - (0.5) (0.2) - (0.7) Total non-interest expense adjustments (non-GAAP) 4.6 $ (2.3) $ (5.1) $ 0.7 $ (10.7) $ Pre-tax adjustments 8.5 6.8 (1.8) 31.3 22.3 Collective tax expense impact (3.1) (3.0) 3.2 (12.2) (4.7) Adjustments to net income (non-GAAP) 5.4 $ 3.8 $ 1.4 $ 19.1 $ 17.6 $ As of and for the Years Ended As of and for the Three Months Ended

Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 31-Dec-14 30-Sep-14 31-Dec-15 Tangible common equity calculations: Total shareholder's equity 794.6 $ 621.2 $ 617.5 $ Less goodwill and intabgible assets, net (76.5) (73.4) (72.1) Add: deferred tax liability related to goodwill 6.2 7.4 7.8 Tangible common equity (non-GAAP) 724.3 $ 555.2 $ 553.2 $ Tangible common book value per share calculations: Tangible common equity (non-GAAP) 724.3 $ 555.2 $ 553.2 $ Divided by: ending shares outstanding 38,884,953 30,318,684 30,358,509 Tangible common book value per share (non-GAAP) 18.63 $ 18.31 $ 18.22 $